CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) in this Registration Statement on Form SB-2 dated June 10, 1999.



/s/ ARTHUR ANDERSEN LLP

Denver, Colorado,
   June 10, 1999.